                      Consent of Independent Auditors


We consent to the references to our firm under the captions "Financial Highlights" in the Prospectus and "Independent Auditors" in the Statement of Additional Information and to the incorporation by reference of our report, dated February 14, 2003, in Post-Effective Amendment No. 29 to the Registration Statement (Form N-1A, No. 2-94479) of Jefferson Pilot Variable Fund, Inc.

                                       /s/Ernst & Young LLP


Boston, Massachusetts
April 15, 2003